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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ____________________


                                   FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): October 28, 1996



                                REVCO D.S., INC.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                       1-5025                   34-1527876
         --------                       ------                   ----------
(State or Other Jurisdiction of (Commission File Number)       (IRS Employer
Incorporation)                                               Identification No.)




1925 Enterprise Parkway, Twinsburg, Ohio                44087
(Address of Principal Executive Offices)              (Zip Code)



Registrant's telephone number, including area code: (216) 425-9811.



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ITEM 5. OTHER EVENTS.

        On October 28, 1996, the Registrant announced that it had (i) amended the terms of its previously reported cash tender offer (the "Tender") for all of the outstanding shares of Big B, Inc. ("Big B"), and (ii) entered into a related merger agreement with Big B pursuant to which all remaining Big B shareholders, after consummation of the Tender, will receive the same cash price paid in the Tender. A copy of the Registrant's press release issued in connection with the announcement of the amendment of the Tender and execution of the Merger Agreement is attached to this Form 8-K as Exhibit "99.1".



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         Exhibit Number              Description
         --------------              -----------

           99.1                      Press Release

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                                  SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          REVCO D.S., INC.





Date: November 1, 1996              By:   /s/ JACK A. STAPH
                                          ---------------------------------
                                          Jack A. Staph
                                          Senior Vice President, Secretary
                                          and General Counsel